EXHIBIT 24.2

                         CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors
   Global Business Services, Inc.
   Beverly Hills, California

We  hereby  consent  to  the   incorporation  by  reference  in  this  Form  S-8
Registration Statement of our report dated September 6, 2002 relating to the consolidated financial statements of Global Business Services, Inc. for the year ended June 30, 2002 appearing in the Company's Form 10-KSB for that year.


June 19, 2003

/s/ Malone & Bailey, PLLC
-------------------------
Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas